                                                                  EXHIBIT 10.20

                        LICENSE AND DEVELOPMENT AGREEMENT
                         FOR SPECIFIC MEDICAL TECHNOLOGY
                    FOR THE DETECTION OF ONCOGENIC HPV VIRUS

         This Agreement, effective as of the 23rd day of June, 2000, by and between INVIRION, a United States corporation organized and existing under the laws of the State of Illinois, having a place of business at 2350 Pilgrim Highway, Frankfort, Michigan 49635 (hereinafter "Invirion") and AMPERSAND, an Illinois corporation, having a place of business at 414 North Orleans, Chicago, Illinois 60610 (hereinafter "Ampersand").

         WHEREAS, Invirion possesses, and Ampersand recognizes and acknowledges, that Invirion has developed and possesses extensive technical information and knowledge, is able to provide certain technical assistance and services, and is the owner of medical technology; all relating to viral detection concerning human papilloma virus ("HPV") using a unique and proprietary in-vitro hybridization technique and marker(s); and

         WHEREAS, Ampersand desires to acquire and Invirion is willing to grant, transmit to and provide Ampersand the medical technology, technical assistance, technical information and knowledge and services as hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, it is hereby agreed as follows:

                             ARTICLE I - DEFINITIONS
         As used herein unless the context otherwise requires:

         1.1 "MEDICAL TECHNOLOGY" means technical information or knowledge now possessed by Invirion, including information heretofore disclosed to Ampersand in anticipation of this Agreement, relating only to a HPV detection method using fluorescence oligonucleotide detection with



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



simultaneous antibody staining and an identification of the necessary reagent or reagents to perform the HPV detection.

         1.2 "PRODUCT" means any probes, markers, formulations, chemicals, compounds, reagents, procedures, processes, methods, tests, formulas, and processing or devices designed, made, assembled, converted, processed, used or sold by Ampersand for use in utilizing, in accordance with, or embodying said MEDICAL TECHNOLOGY.

         1.3 "NET SALES" means the total price invoiced or received, for any test performed or product made, sold, or produced to Ampersand's customers less charges for transportation and packaging, taxes, commissions, with credit given for return.

                           ARTICLE II - LICENSE GRANT

         2.1 Invirion grants to Ampersand the worldwide and exclusive right and license to assemble, make, convert, process, use, and sell PRODUCT utilizing the MEDICAL TECHNOLOGY.

         2.2 Except as specifically provided herein, no right or license is granted hereby, by implication or otherwise, under any patent, patent application, technical information, know-how, trade secret, medical technology, copyright, trademark, trademark application or registration or trade name of Invirion. Specifically excluded from this Agreement is any technology owned, developed, or created by Invirion concerning other viral detection products and related products.

         2.3 No right or license is granted by Ampersand to Invirion or by implication for any patent, patent application, technical information, know-how, trade secret, medical technology, copyright, trademark, trademark application or registration or trade name owned by Ampersand.



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


                        ARTICLE III - ROYALTY & PAYMENTS

         3.1 Ampersand agrees to pay Invirion a license fee of five hundred thousand dollars ($500,000) in addition to the funds set forth in the Development Agreement set forth in Exhibit A, which is incorporated herein by reference, as follows according to the following benchmarks:

         1. an initial payment of $100,000 upon the execution of the Agreement, and upon confirmation by Ampersand's attorneys that:

             (a) Invirion technology is not in violation and/or conflict with any known third party's patents and,

             (b) that Invirion has full ownership of such medical technology (Paragraph 9.2 below);and

             (c) Invirion shall also deliver to Ampersand a formulation with sample of a HPV cocktail containing approximately 400 probes.

         2. $150,000 after Invirion provides Ampersand with a HPV probe containing less than 200 different probes that is capable of detecting all known oncogenic serotypes. Upon the completion of this benchmark, Ampersand will also deliver to Invirion a warrant to purchase 150,000 shares of Ampersand stock. A copy of the warrant and its terms and conditions is attached hereto as Exhibit B, which are incorporated herein by reference.

         3. $150,000 after Invirion provides Ampersand with a new HPV probe that detects HPV in Caski cells.

         4. $100,000 after Invirion demonstrates that the new HPV probe format is compatible with Ampersand's detection equipment and provides Ampersand with complete documentation required for regulatory compliance. Upon the completion of this benchmark, Ampersand will also deliver to Invirion a warrant to purchase 150,000




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


             shares of Ampersand stock. A copy of the warrant and its terms and conditions is attached hereto as Exhibit C, which are incorporated herein by reference.

         A description of the work to be performed, a specification for implementing HPV detection, and a time line setting forth the completion dates for the above referenced benchmarks is set forth in the attached Exhibit D.

         3.2 In the event that Ampersand is sold or merged with another entity, or Ampersands rights in the License Agreement are assigned, transferred, or conveyed to another entity, the warrants identified in Exhibits B and C shall fully vest to Invirion.

         3.3 A royalty of seven percent (7%) on NET SALES received by Ampersand of HPV related products using the MEDICAL TECHNOLOGY. In the event that Invirion is late in meeting the benchmarks set forth above, for each two month period that lapses, the royalty rate set forth in Paragraph 3.3 shall be reduced by one quarter percent (1/4%). This penalty shall not be assessed if Invirion establishes that the delay is the result of or is caused by circumstances beyond its control.


                        ARTICLE IV - RECORDS AND REPORTS

         4.1 Ampersand shall keep complete and proper records of all said PRODUCTS assembled, converted, processed, made, used, sold or sold for use or otherwise used or disposed of or transferred by Ampersand with credit shown for returns for which credit is given to customers as well as all tests performed, such records to show separately the quantity of PRODUCTS assembled, made, converted, processed for or sold to each customer or otherwise used or disposed of as well as tests performed, net price totals, all amounts invoiced for or associated with or related to any processing or processing charge and the date of invoice and shipment. Sales shall be considered as made on the date of invoice or shipment, whichever shall first occur. On or before the last day of


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January, April, July and October of each year during the term hereof and the thirtieth (30th) day after termination hereof, Ampersand shall send Invirion a report, in writing, certified by the chief financial officer of Ampersand as to its correctness, showing separately the Net Sales or Process Charge of said PRODUCT assembled, converted, processed, made, used, sold or otherwise used or disposed of or transferred by Ampersand under or utilizing rights granted hereunder and computing the amount due Invirion for the preceding calendar quarter. Unless Ampersand shall be otherwise directed in writing by Invirion, each such report shall be accompanied by the proper amount then payable to Invirion as shown in such report.

         4.2 Invirion shall have the right, during reasonable business hours, to have the correctness of any such report audited, at its expense, by an independent public accountant chosen by Invirion who shall examine Ampersand's records only on material pertinent to this Agreement. Such records of Ampersand shall be kept available by Ampersand for at least four (4) years after termination of the calendar year in which they are made.

         4.3 Unless Ampersand shall be otherwise directed in writing by Invirion, all payments called for under this Agreement shall be in United States currency payable to Invirion (to an account from time to time identified by Invirion in writing) without deduction for taxes of any kind.

         4.4 Ampersand shall pay Invirion interest at the rate of ten percent (10%) per annum compounded quarterly on any remuneration that is more than forty-five (45) days overdue hereunder from the earliest date such payment is due to the date of payment. This interest payment shall be in addition to any other remedy provided by Invirion by law or this Agreement.

                        ARTICLE V - TECHNICAL ASSISTANCE

         5.1 Ampersand agrees that said MEDICAL TECHNOLOGY is confidential and agrees not to disclose or use said MEDICAL TECHNOLOGY to the extent that it is not generally known, in the



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



trade, except to the extent provided or required by the applicable laws.

         5.2 Invirion shall retain and own the rights in any improvements conceived, introduced, or developed relating to the PRODUCTS and/or MEDICAL TECHNOLOGY relating to non-HPV technology and Ampersand shall be the owner of all rights concerning HPV technology.

         5.3 All expenses and research necessary to complete the benchmarks set forth in Paragraph 3.1 will be at Invirion's expense. Invirion also agrees to provide Ampersand with bi-monthly status reports as to the progress made with respect to the benchmarks set forth in Paragraph 3.1.

                        ARTICLE VI - TERM AND TERMINATION

         6.1 As to all grants, obligations and provisions relating to said MEDICAL TECHNOLOGY, this Agreement shall continue in full force and effect, unless otherwise provided or sooner terminated as herein provided.

         6.2 Invirion may terminate this Agreement forthwith upon written notice to Ampersand if:


         (1) Ampersand remains in default in making any payment or report required hereunder, or fails to comply with any other provision hereof for a period of thirty (30) days after written notice of such default or failure is given by Invirion to Ampersand.

         (2) Ampersand shall become insolvent, make an assignment for the benefit of creditors or the like, or commit any act of bankruptcy or the like, or if any order for the compulsory liquidation, reorganization or the like of Ampersand shall be made by any court, governmental agency or the like.

         6.3 Any termination of this Agreement shall not relieve Ampersand of liability for any payments accrued prior to the effective date of such termination, or for any payments on PRODUCT manufactured, used or sold under this Agreement prior to the effective date of such termination and sold


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




thereafter.

         6.4 Upon termination for breach by Ampersand or otherwise pursuant to
Section 7.2, Ampersand shall have no right or license in or to said MEDICAL TECHNOLOGY and hereby agrees to cease and desist using said MEDICAL TECHNOLOGY.

                            ARTICLE VII - ASSIGNMENT

         7.1 This Agreement may, at any time, be assigned by Invirion without such assignment operating to terminate, impair or in any way change any of the obligations or rights which Ampersand would have had, or any of the obligations or rights which Invirion would have had if such assignment had not occurred. From, and after, the making of any such assignment by Invirion, the assignee shall be substituted for Invirion as a party hereto and Invirion shall no longer be bound hereby. The Agreement may not be assigned to a competitor of Ampersand's.

         7.2 This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of both parties.

                          ARTICLE VIII - MISCELLANEOUS

         8.1 All notices or communications which either party may desire, or be required, to give to the other shall be in writing and shall be deemed to have been duly served if and when forwarded by registered or certified mail to such address as shall have been designated by notice from the addressee for addressing of notices to it, or if no such designation shall have been made, then to the address of the party appearing above.

         8.2 The failure to act upon any default hereunder shall not be deemed to constitute a waiver of such default.

         8.3 The validity, legality and enforceability of any provision hereof shall not be affected or impaired in any way by any holding that any other provision contained herein is invalid, illegal or


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



unenforceable in any respect.

         8.4 All disputes arising in connection with this Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or several arbitrators appointed according to said Rules. The arbitrator(s) shall apply substantive State of Illinois (USA) law to any dispute in accordance with international conventions. The arbitration shall take place in the State of Illinois (USA).

                     ARTICLE IX INDEMNIFICATION AND WARRANTY

         9.1 Ampersand hereby releases and agrees to hold Invirion harmless and indemnify and defend Invirion from any and all claims, including, but not limited to, product liability claims, actions, losses, damages and liability resulting from or arising out of the manufacture, use or sale by Ampersand of the PRODUCT.

         9.2 To the best of Invirion's knowledge and belief, the manufacture, use, and sale of the PRODUCTS and/or MEDICAL TECHNOLOGY will not infringe any valid and enforceable patents owned by others and that it is the lawful owner of the MEDICAL TECHNOLOGY and has the full right to transfer and/or convey the MEDICAL TECHNOLOGY to Ampersand free from any claims from others.

         IN WITNESS WHEREOF, the parties have executed Agreement as of the date first written above.


INVIRION CORPORATION                        AMPERSAND MEDICAL

By                                          By
  ---------------------------                 -------------------------
Its                                         Its
   --------------------------                  ------------------------
Dated:                                      Dated:
      -----------------------                     ---------------------

                                                                    EXHIBIT "A"




                              DEVELOPMENT AGREEMENT

             This Agreement, effective as of the 23rd day of June, 2000, by and between INVIRION, a United States corporation organized and existing under the laws of the State of Illinois, having a place of business at 2350 Pilgrim Highway, Frankfort, Michigan 49635 (hereinafter "Invirion") and AMPERSAND, an Illinois corporation, having a place of business at 414 North Orleans, Chicago, Illinois 60610 (hereinafter "Ampersand").

         WHEREAS, Invirion possesses, and Ampersand recognizes and acknowledges, that Invirion has developed and possesses extensive technical information and knowledge, is able to provide certain technical assistance and services, and is the owner of medical technology; all relating to viral detection concerning human papilloma virus ("HPV") using a unique and proprietary in-vitro hybridization technique and marker(s); and

         WHEREAS, Ampersand desires to acquire and financially assist Invirion in developing Invirion's Medical Technology;

         WHEREAS, Ampersand and Invirion have entered into an Agreement entitled LICENSE AND DEVELOPMENT AGREEMENT FOR SPECIFIC MEDICAL TECHNOLOGY FOR THE DETECTION OF ONCOGENIC HPV VIRUS; and

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, it is hereby agreed as follows:

         1. Upon the execution of the this Development Agreement, Ampersand will pay Invirion a non-refundable payment of $100,000.

                                                                    EXHIBIT "A"

         2. Invirion agrees to devote the funds provided towards research and development directed at achieving the benchmarks set forth in Paragraph 3.1 of the LICENSE AND DEVELOPMENT AGREEMENT FOR SPECIFIC MEDICAL TECHNOLOGY FOR THE DETECTION OF ONCOGENIC HPV VIRUS.

         3. Any additional expenses incurred by Invirion in achieving the benchmarks set forth on Paragraph 3.1 shall be at Invirion's own expense.

         3. The terms and conditions set forth in the LICENSE AND DEVELOPMENT AGREEMENT FOR SPECIFIC MEDICAL TECHNOLOGY FOR THE DETECTION OF ONCOGENIC HPV VIRUS are herein incorporated by reference. IN WITNESS WHEREOF, the parties have executed this development Agreement as of the date first written above.

INVIRION CORPORATION                        AMPERSAND MEDICAL

By                                          By
  ---------------------------                 -------------------------
Its                                         Its
   --------------------------                  ------------------------
Dated:                                      Dated:
      -----------------------                     ---------------------

                                                                   EXHIBIT "B"


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER

                      WARRANT TO PURCHASE SHARES OF COMMON
                     STOCK OF AMPERSAND MEDICAL CORPORATION


WARRANT NO. I-EXHIBIT B               DATED:  PER SECTION 3.1, 2 OF LICENSE AND
                                              DEVELOPMENT AGREEMENT ATTACHED

         This certifies that INVIRION (the "HOLDER") for value received, is entitled, subject to the terms set forth below to purchase from AMPERSAND MEDICAL CORPORATION, a Delaware corporation (the "COMPANY"), one hundred and fifty thousand shares (150,000) fully paid and nonassessable shares (the "WARRANT SHARES") of the Company's Common Stock, par value $0.001 per share (the "STOCK") at a price of one cent ($0.01) per share (the "STOCK PURCHASE PRICE") at any time but not earlier than the Commencement Date (as defined below) or later than 5:00 pm (New York Time) on the Expiration Date (as defined below), upon surrender to the Company at its principal office at 414 N. Orleans St.. Suite 510, Chicago, Illinois 60610, Attention: President (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the form of Exercise Notice attached hereto duly completed and signed upon payment in cash or cashier's check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of Warrant Shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. This Warrant and all rights hereunder to the extent not exercised in the manner set forth herein shall terminate and become null and void on the Expiration Date (as defined below). "COMMENCEMENT DATE" shall mean the date of this Warrant. Expiration date shall mean the third anniversary of the Commencement Date.

         This Warrant is subject to the following terms and conditions:

         1.  EXERCISE; ISSUANCE OF CERTIFICATES PAYMENT FOR WARRANT SHARES

             (a) This Warrant is exercisable by payment of the Stock Purchase Price by cash payment, certified check or wire transfer, in the manner set forth above at the option of Holder at any time but not earlier than the Commencement Date or later than 5:00 p.m. (New York Time) on the Expiration Date for all or a portion of the shares of Stock subject to this Warrant. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares (unless the Conversion Right is exercised). Subject to the provisions of Section 2, certificates for the Warrant Shares so purchased shall be delivered to holder by the Company's transfer agent at the Company's expense within a reasonable time after the rights represented by this Warrant have been exercised.



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                                                                   EXHIBIT "B"

The stock certificate(s) so delivered shall be in such denominations of Stock requested by Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder, subject to the limitations contained in Section 2. If, upon exercise of this Warrant, fewer than all of the shares of Stock evidenced by this Warrant are purchased prior to the Expiration Date of this Warrant, one or more new warrants substantially in the form of, and on the terms of, this Warrant will be issued for the remaining number of shares of Stock not purchased upon exercise of this Warrant.

         (b) In lieu of the payment of the Stock Purchase Price, the Holder may require the Company to convert this Warrant into shares of Stock (the "CONVERSION RIGHT") as provided for in this SECTION 1(b). Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Stock Purchase Price) that number of shares of Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Stock Purchase Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Market Value (as defined in SECTION 1(d) below), for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Market Value.

         (c) The Conversion Right may be exercised by the Holder by delivering the Warrant Certificate with a duly executed Exercise Notice in the form attached hereto with the conversion section completed to the Company.

         (d) For the sole purpose of determining the number of Warrant Shares which shall be delivered to the Holder by the Company pursuant to the Conversion Right as set forth in SECTION 1(b) above, "Market Value") shall mean the average daily closing price of a share of the Stock as listed on the exchange or quotation system of which the Stock may then be listed for the ten (10) consecutive days of trading ending on the third business day immediately preceding the date of exercise of such Conversion Right, or in the event the Stock is not then publicly traded, the Market Value shall be determined in good faith by the Company and the Holder.

         2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that the Warrant Shares will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes (other than income taxes, which may be applicable to Holder, liens and charges with respect to the issue thereof. The Company covenants that it will reserve and keep available a sufficient number of shares of its authorized but unissued Stock for such exercise. The Company will take all such reasonable action as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Stock may be listed.

         3. ADJUSTMENT OF STOCK PURCHASE PRICE PAID NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this SECTION 3.

                                                                   EXHIBIT "B"

         3.1 SUBDIVISION OR CONTINUATION OF STOCK AND STOCK DIVIDEND. In case the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares or declare a dividend upon its Stock payable solely in shares of Stock, the Stock Purchase Price in effect immediately prior to such subdivision or declaration shall be proportionately reduced, and the number of shares issuable upon exercise of the Warrant shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares the Stock Purchase Price in effect immediately prior to such combination shall he proportionately increased and the number of shares issuable upon exercise of the Warrant shall be proportionately reduced.

         3.2 NOTICE OF ADJUSTMENT. Promptly after adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof: by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company (the notice shall be signed by an authorized officer of the Company and shall state the effective date of the adjustment and the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.


         3.3 CHANGES IN STOCK. In case at any time prior to the Expiration Date, the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or recapitalization of the Stock) in which the previously outstanding Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or the Company shall make a distribution on its shares, other than regular cash dividends on its outstanding stock, or any combination of any of the foregoing (each such transaction being herein called the "TRANSACTION" and the date of consummation of the Transaction being herein called the "CONSUMMATION DATE"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that each Holder, upon the exercise hereof at any time on or after the Consummation Date, shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the Stock issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which the Holder would actually have been entitled as a stockholder upon the consummation of the Transaction if the Holder had exercised such Warrant immediately prior thereto. The provisions of this
SECTION 3.3 shall similarly apply to successive Transactions.

         4.  INVESTMENT REPRESENTATIONS.

             By receipt of this Warrant, and by its execution the Holder represents to the Company the following:

             (a) the Holder understands that this Warrant and any Stock purchased upon its exercise are securities, the issuance of which requires compliance with Federal and state securities laws, and

                                                                   EXHIBIT "B"

             (b) the Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire this Warrant; and

             (c) the Holder is acquiring this Warrant for investment for the Holder's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "ACT"), and

             (d) the Holder acknowledges and understands that the securities constitute "restricted securities" under the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         5. ISSUE TAX The issuance of certificates for shares of Stock upon the exercise of the Warrant shall be made without charge to the holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may he payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

         6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY, Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company in addition if the Holder of the Warrant does not exercise this Warrant or convert this Warrant pursuant to SECTION 1(b) above prior to the occurrence of an event described above, except as provided in SECTION 3.1 AND 3.5, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Stock pursuant to such event. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof in the absence of affirmative action by the Holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof shall give rise to any liability of the Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

         7. RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES ACT; REGISTRATION RIGHTS.

         7.1 RESTRICTIONS ON TRANSFERABILITY. This Warrant and the Warrant Shares shall not be transferable in the absence of the effectiveness of a registration statement with respect to such securities under the Act, or an exemption therefrom. This Warrant and the Warrant Shares may be transferred in any manner in compliance with applicable law.

         7.2 RESTRICTIVE LEGEND. In the absence of the effectiveness of registration under the Act or an exemption therefrom as contemplated by SECTION 7.1, each certificate representing the Warrant Shares or any other securities issued in respect to the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or

                                                                   EXHIBIT "B"

otherwise imprinted with a legend substantially IN the following form (in addition to any legend required under applicable state securities laws):

             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), NOR UNDER ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SA1D ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.

         7.3 REGISTRATION RIGHTS. Should a Holder exercise his rights, in whole or in part, to purchase Warrant Shares, and provided that more than one year has elapsed from the date of issuance of this Warrant then the Company shall honor a request to register such Warrant Shares pursuant to a filing under the Act, to the extent requisite to permit the sale by such holder of such Warrant Shares. The Company shall make such filing in timely fashion, but in no case more than 30 days from the time of such request. Any expenses relating to such filing shall be paid by the Company. Should the Company fail to make such filing within a 30 day period from the time of such request, the Company shall be obligated to purchase such Warrant Shares for a cash payment per Warrant Share equal to the difference between the Exercise Price and average closing price of the Common Stock during the 30 calendar days immediately following Holder's request to register the Warrant Shares

         8. MODIFICATION AND WAIVER. Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         9. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified or registered mail postage prepaid, to each the Holder at its address as shown on the books of the Company or to the Company at the address indicated therefore in the first paragraph of this Warrant.

         10 DESCRIPTIVE HEADINGS AND GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the laws of the State of Illinois without reference to the principles of conflicts of laws.

         11. LOST WARRANTS OF STOCK CERTIFICATES. The Company represents and warrants to the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant or stock certificate representing the Warrant Shares and in the case of any such loss, theft, destruction or mutilation, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the

                                                                   EXHIBIT "B"

Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         12. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share pay the holder entitled to such fraction a sum in cash equal to the fair market value of any such fractional interest as it shall appear on the public market, or if there is no public market for such shares, then as shall be reasonably determined by the Company

                                  * * * * * * *

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer, thereunto duly authorized as of the date first written above.

                                      AMPERSAND MEDICAL CORPORATION


                                      By:
                                         --------------------------------------
                                         Name

                                         --------------------------------------
                                         Title

                                                                   EXHIBIT "B"
FORM OF EXERCISE NOTICE

              (To be signed and delivered upon exercise of Warrant)


AMPERSAND MEDICAL CORPORATION
414 N Orleans St., Suite 510
Chicago, Illinois 60610



         The undersigned, the holder of the within Warrant (Warrant Certificate Number - I Exhibit B), hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ______________ shares of Common Stock, par value $0.001 per share (the "STOCK"), of AMPERSAND MEDICAL CORPORATION (the "COMPANY"), and subject to the following paragraph, herewith makes payment of ______________ Dollars ($______) therefor and requests that the certificates for such shares be issued in the name of, and delivered to, ___________________________whose address is
______________________________________.

         The undersigned does/does not (circle one) request the exercise of the within Warrant pursuant to the "Conversion Right" set forth in SECTION 1(b) of the Warrant.



DATED:
      ---------------------

                                      -----------------------------------

                                      (Signature must conform in all respects
                                      to name of holder as specified on the
                                      face of the Warrant)

                                      ----------------------------------

                                      ----------------------------------
                                      (Address)

                                                                    EXHIBIT "C"

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER

                      WARRANT TO PURCHASE SHARES OF COMMON
                     STOCK OF AMPERSAND MEDICAL CORPORATION

WARRANT NO. II-EXHIBIT C              DATED:  PER SECTION 3.1, 4 OF LICENSE AND
                                                 DEVELOPMENT AGREEMENT ATTACHED

         This certifies that INVIRION (the "HOLDER") for value received, is entitled, subject to the terms set forth below to purchase from AMPERSAND MEDICAL CORPORATION, a Delaware corporation (the "COMPANY"), one hundred and fifty thousand shares (150,000) fully paid and nonassessable shares (the "WARRANT SHARES") of the Company's Common Stock, par value $0.001 per share (the "STOCK") at a price of one cent ($0.01) per share (the "STOCK PURCHASE PRICE") at any time but not earlier than the Commencement Date (as defined below) or later than 5:00 pm (New York Time) on the Expiration Date (as defined below), upon surrender to the Company at its principal office at 414 N. Orleans St.. Suite 510, Chicago, Illinois 60610, Attention: President (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the form of Exercise Notice attached hereto duly completed and signed upon payment in cash or cashier's check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of Warrant Shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. This Warrant and all rights hereunder to the extent not exercised in the manner set forth herein shall terminate and become null and void on the Expiration Date (as defined below). "COMMENCEMENT DATE" shall mean the date of this Warrant. Expiration date shall mean the third anniversary of the Commencement Date.

         This Warrant is subject to the following terms and conditions:

         1.  EXERCISE; ISSUANCE OF CERTIFICATES PAYMENT FOR WARRANT SHARES

             (a) This Warrant is exercisable by payment of the Stock Purchase Price by cash payment, certified check or wire transfer, in the manner set forth above at the option of Holder at any time but not earlier than the Commencement Date or later than 5:00 p.m. (New York Time) on the Expiration Date for all or a portion of the shares of Stock subject to this Warrant. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares (unless the Conversion Right is exercised). Subject to the provisions of Section 2, certificates for the Warrant Shares so purchased shall be delivered to holder by the Company's transfer agent at the Company's expense within a reasonable time after the rights represented by this Warrant have been exercised. The stock

                                                                    EXHIBIT "C"

certificate(s) so delivered shall be in such denominations of Stock requested by Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder, subject to the limitations contained in
Section 2. If, upon exercise of this Warrant, fewer than all of the shares of Stock evidenced by this Warrant are purchased prior to the Expiration Date of this Warrant, one or more new warrants substantially in the form of, and on the terms of, this Warrant will be issued for the remaining number of shares of Stock not purchased upon exercise of this Warrant.

             (b) In lieu of the payment of the Stock Purchase Price, the Holder may require the Company to convert this Warrant into shares of Stock (the "CONVERSION RIGHT") as provided for in this SECTION 1(b). Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Stock Purchase Price) that number of shares of Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Stock Purchase Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Market Value (as defined in SECTION 1(d) below), for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Market Value.

             (c) The Conversion Right may be exercised by the Holder by delivering the Warrant Certificate with a duly executed Exercise Notice in the form attached hereto with the conversion section completed to the Company.

             (d) For the sole purpose of determining the number of Warrant Shares which shall be delivered to the Holder by the Company pursuant to the Conversion Right as set forth in SECTION 1(b) above, "Market Value") shall mean the average daily closing price of a share of the Stock as listed on the exchange or quotation system of which the Stock may then be listed for the ten
(10) consecutive days of trading ending on the third business day immediately preceding the date of exercise of such Conversion Right, or in the event the Stock is not then publicly traded, the Market Value shall be determined in good faith by the Company and the Holder.

         2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that the Warrant Shares will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes (other than income taxes, which may be applicable to Holder, liens and charges with respect to the issue thereof. The Company covenants that it will reserve and keep available a sufficient number of shares of its authorized but unissued Stock for such exercise. The Company will take all such reasonable action as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Stock may be listed.

         3. ADJUSTMENT OF STOCK PURCHASE PRICE PAID NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this SECTION 3.

         3.1 SUBDIVISION OR CONTINUATION OF STOCK AND STOCK DIVIDEND. In case the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares or declare

                                                                    EXHIBIT "C"

a dividend upon its Stock payable solely in shares of Stock, the Stock Purchase Price in effect immediately prior to such subdivision or declaration shall be proportionately reduced, and the number of shares issuable upon exercise of the Warrant shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares the Stock Purchase Price in effect immediately prior to such combination shall he proportionately increased and the number of shares issuable upon exercise of the Warrant shall be proportionately reduced.

         3.2 NOTICE OF ADJUSTMENT. Promptly after adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof: by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company (the notice shall be signed by an authorized officer of the Company and shall state the effective date of the adjustment and the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         3.3 CHANGES IN STOCK. In case at any time prior to the Expiration Date, the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or recapitalization of the Stock) in which the previously outstanding Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or the Company shall make a distribution on its shares, other than regular cash dividends on its outstanding stock, or any combination of any of the foregoing (each such transaction being herein called the "TRANSACTION" and the date of consummation of the Transaction being herein called the "CONSUMMATION DATE"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that each Holder, upon the exercise hereof at any time on or after the Consummation Date, shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the Stock issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which the Holder would actually have been entitled as a stockholder upon the consummation of the Transaction if the Holder had exercised such Warrant immediately prior thereto. The provisions of this
SECTION 3.3 shall similarly apply to successive Transactions.

         4-  INVESTMENT REPRESENTATIONS.

             By receipt of this Warrant, and by its execution the Holder represents to the Company the following:

             (a) the Holder understands that this Warrant and any Stock purchased upon its exercise are securities, the issuance of which requires compliance with Federal and state securities laws, and

             (b) the Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and

                                                                    EXHIBIT "C"

knowledgeable decision to acquire this Warrant; and

             (c) the Holder is acquiring this Warrant for investment for the Holder's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "ACT"), and

             (d) the Holder acknowledges and understands that the securities constitute "restricted securities" under the Act and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

         5. ISSUE TAX The issuance of certificates for shares of Stock upon the exercise of the Warrant shall be made without charge to the holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may he payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

         6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY, Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company in addition if the Holder of the Warrant does not exercise this Warrant or convert this Warrant pursuant to SECTION 1(b) above prior to the occurrence of an event described above, except as provided in SECTION 3.1 AND 3.5, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Stock pursuant to such event. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof in the absence of affirmative action by the Holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof shall give rise to any liability of the Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

         7. RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH SECURITIES ACT; REGISTRATION RIGHTS.

         7.1 RESTRICTIONS ON TRANSFERABILITY. This Warrant and the Warrant Shares shall not be transferable in the absence of the effectiveness of a registration statement with respect to such securities under the Act, or an exemption therefrom. This Warrant and the Warrant Shares may be transferred in any manner in compliance with applicable law.

         7.2 RESTRICTIVE LEGEND. In the absence of the effectiveness of registration under the Act or an exemption therefrom as contemplated by SECTION 7.1, each certificate representing the Warrant Shares or any other securities issued in respect to the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially IN the following form (in addition to any legend required under applicable state securities laws):

                                                                    EXHIBIT "C"

             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), NOR UNDER ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SA1D ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.

         7.3 REGISTRATION RIGHTS. Should a Holder exercise his rights, in whole or in part, to purchase Warrant Shares, and provided that more than one year has elapsed from the date of issuance of this Warrant then the Company shall honor a request to register such Warrant Shares pursuant to a filing under the Act, to the extent requisite to permit the sale by such holder of such Warrant Shares. The Company shall make such filing in timely fashion, but in no case more than 30 days from the time of such request. Any expenses relating to such filing shall be paid by the Company. Should the Company fail to make such filing within a 30 day period from the time of such request, the Company shall be obligated to purchase such Warrant Shares for a cash payment per Warrant Share equal to the difference between the Exercise Price and average closing price of the Common Stock during the 30 calendar days immediately following Holder's request to register the Warrant Shares

         8. MODIFICATION AND WAIVER. Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         9. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified or registered mail postage prepaid, to each the Holder at its address as shown on the books of the Company or to the Company at the address indicated therefore in the first paragraph of this Warrant.

         10. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the laws of the State of Illinois without reference to the principles of conflicts of laws.

         11. LOST WARRANTS OF STOCK CERTIFICATES. The Company represents and warrants to the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant or stock certificate representing the Warrant Shares and in the case of any such loss, theft, destruction or mutilation, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

                                                                    EXHIBIT "C"

         12. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share pay the holder entitled to such fraction a sum in cash equal to the fair market value of any such fractional interest as it shall appear on the public market, or if there is no public market for such shares, then as shall be reasonably determined by the Company.

                                  * * * * * * *

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer, thereunto duly authorized as of the date first written above.

                                      AMPERSAND MEDICAL CORPORATION


                                      By:
                                          -------------------------------------
                                          Name

                                          -------------------------------------
                                          Title

                                                                    EXHIBIT "C"

FORM OF EXERCISE NOTICE

              (To be signed and delivered upon exercise of Warrant)


AMPERSAND MEDICAL CORPORATION
414 N Orleans St., Suite 510
Chicago, Illinois 60610



         The undersigned, the holder of the within Warrant (Warrant Certificate Number - I Exhibit B), hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ______________ shares of Common Stock, par value $0.001 per share (the "STOCK"), of AMPERSAND MEDICAL CORPORATION (the "COMPANY"), and subject to the following paragraph, herewith makes payment of ______________ Dollars ($______) therefor and requests that the certificates for such shares be issued in the name of, and delivered to, ___________________________whose address is ______________________________.

         The undersigned does/does not (circle one) request the exercise of the within Warrant pursuant to the "Conversion Right" set forth in SECTION 1(b) of the Warrant.



DATED:
      --------------------


                                      -----------------------------------

                                      (Signature must conform in all respects
                                      to name of holder as specified on the
                                      face of the Warrant)

                                      ----------------------------------

                                      ----------------------------------
                                      (Address)

                                                                   EXHIBIT "D"



GENERAL

         This license and development agreement calls for the research and development and testing for a proprietary oncogenic fluorescence HPV viral system utilizing in-vitro hybridization and unique probe(s).

         This system shall be designed to be employed at POC in a desktop instrument capable of detection of specific HPV related viral probes using fluorescence and shall be based around the POC analyzer being developed by Ampersand Medical.

SPECIFICATION REQUIREMENTS

-   Detection time of 1 hour (desired), 2 hours maximum
-   Sensitivity of 99.0%
-   Specificity of 90.0%
-   Detection in solution of no greater than .5 ml.
-   A single fluorescence recorder dye at an excitation (532 or 635nm)
-   SNR > TBD (>10:1)
-   Maximum number of reagents not to exceed 6
-   Maximum temperature 37(degree)C

HPV TEST SPECIFICATIONS

COMPONENTS:

-   Wash solution 1
-   Wash solution 2
-   Hybridization solution
-   Probe cocktail
-   Stringency wash 1
-   Stringency wash 2

Can be combined with antibodies that are applied prior to wash solution 1. Excludes all antibodies labeled with PerCP (Becton-Dickinson).

Washes 1 and 2 will be performed at room temperature. Hybridization temperature will be less than 37(degree) C.

Hybridization will take less than 2 hours.

                                                                   EXHIBIT "D"

WORKSCOPE

All development work will be performed under the supervision of Dr. Bruce K. Patterson by a senior level scientist. The majority of work will be performed in laboratory space rented by INVIRION.

The work will proceed as follows:

1.  Probe reconfiguration using gene sequence analysis software.
2.  Virtual hybridization performed.
3.  Presumptive probe cocktail synthesized.
4. Individual probes (<200) tested on normal squamous cells for non-specific hybridization.
5.  First generation probe cocktail pooled (generated) based on results from 4.
6.  Initial testing on Caski cells with normal squamous cells as controls.
7.  Generate signal to noise data.
8.  Reconfigure probe pool if necessary.
9.  Freeze probe formula.
10. Convert fluorochrome labeling of oligonucleotides based on Ampersand instrument specifications.
11. Sign off on final probe configuration, test reagents and processes.


TIMELINE

Steps 1 - 3        4 months

Steps 4 - 7        6 months

Steps 8 -11        2 months

                               PERSONAL GUARANTEE

         I, Bruce Patterson, personally state and guarantee that Invirion is the lawful owner of the MEDICAL TECHNOLOGY described in the LICENSE AND DEVELOPMENT AGREEMENT FOR SPECIFIC MEDICAL TECHNOLOGY FOR THE DETECTION OF ONCOGENIC HPV VIRUS entered into between Invirion and Ampersand Medical Corporation ("Ampersand") and that Invirion has the full right to transfer and/or convey the MEDICAL TECHNOLOGY to ampersand free from any claims from others.


                                      -----------------------------------
                                                Bruce Patterson



                                       1